Income Taxes	12 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes

13.	Income Taxes

Significant components of the Company’s deferred tax assets (liabilities) are as follows:

	June 30, 2024	June 30, 2023
Deferred tax assets (liabilities):
Tax loss carryforward	$51,429,074	$48,080,664
Intangible assets	(114,161)	(189,854)
Stock based compensation	5,860,272	4,575,852
R&D capitalized	12,467,969	8,171,276
Valuation Allowance	(69,643,154)	(60,637,938)
Net deferred tax assets	$-	$-

At June 30, 2024 and 2023, the Company has recorded a full valuation against its net deferred tax assets of approximately $69.6 million and $60.6 million, respectively, since in the judgement of management, these assets are not more than likely to be realized. The increase in the valuation allowance during the year ended June 30, 2024 was approximately $9.0 million.

At June 30, 2024, the Company had a Net Operating Loss (“NOL”) carryforward of approximately $184 million. NOL’s generated prior to 2018 have expiration dates ranging from 2032 to 2037.

The Company has no current tax expense due to its net losses and a full valuation allowance.

Reconciliation of the differences between income tax benefit computed at the federal and state statutory tax rates and the provision for income tax benefit for the years ended June 30, 2024 and 2023 is as follows:

	2024	2023

Income tax expense at federal statutory rate	21%	21%
State taxes, net of federal benefit	7%	7%
Change in valuation allowance	(28)%	(28)%
Effective tax rate	-	-